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                                    Exhibit 32.1

                             CERTIFICATION PURSUANT TO
                              18 U.S.C. SECTION 1350,
                              AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending March 27, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Theodore M. Prociv, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


              /S/ Theodore M. Prociv
              ________________________
              Theodore M. Prociv
              President and CEO

May 11, 2009


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                                    Exhibit 32.2

                             CERTIFICATION PURSUANT TO
                               18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Versar, Inc. (the "Company") on Form 10-Q for the period ending March 27, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence W. Sinnott, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


              /S/ Lawrence W. Sinnott
              ________________________________
              Lawrence W. Sinnott
              Executive Vice President,
              Chief Operating Officer, and
              Chief Financial Officer


May 11, 2009



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